UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2009

Beach First National Bancshares, Inc.
 (Exact name of registrant as specified in its charter)

South Carolina	000-22503	57-1030117
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3751 Robert M. Grissom Parkway, Suite 100, Myrtle Beach, South Carolina	29577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 626-2265

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01(a) and 5.02(e) – Amendment of a Material Definitive Agreement; Compensatory Arrangements of Certain Officers.

Amendment of Salary Continuation Agreements

On December 30, 2009, Beach First National Bank (the “Bank”), the wholly-owned operating subsidiary of Beach First National Bancshares, Inc., amended the salary continuation agreements with executive officers Walter E. Standish, III, Julien E. Springs, and Mary K. Huntley, each as previously amended and restated on or about September 16, 2005 and further amended on December 28, 2007. The Bank also amended the salary continuation agreement dated March 1, 2008 with executive officer Gary S. Austin, (collectively, with the agreements of Messrs. Standish and Springs and Ms. Huntley, the “Salary Continuation Agreements”).

The Salary Continuation Agreements were amended for the sole purpose of reducing the amount due to the executives upon the normal retirement date, early termination, disability, or death prior to separation from service (each as defined in the Salary Continuation Agreements). Specifically, the annual supplemental retirement benefit for each of the executives was reduced from 35% of final pay to 20% of final pay, defined as the executive’s highest annualized base salary (before reduction for compensation deferred pursuant to all qualified, non-qualified, and Internal Revenue Code Section 125 plans) from the three years prior to the executive’s separation from service with the Bank. No other changes were made to the Salary Continuation Agreements. The amendments were made effective as of December 30, 2009.

The foregoing summary of the amendments to the Salary Continuation Agreements is qualified in its entirety by reference to the provisions of the amendments, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment of Director Retirement Agreements

On December 30, 2009, the Bank amended the director retirement agreements, as previously amended and restated on or about August 24, 2005 and further amended on December 28, 2007, with the following 12 directors: Orvis Bartlett Buie, Raymond E. Cleary, III, E. Thomas Fulmer, Michael D. Harrington, Joe N. Jarrett, Jr., Richard E. Lester, Leigh Ammons Meese, Rick H. Seagroves, Don J. Smith, Samuel Robert Spann, Jr., B. Larkin Spivey, Jr., and James C. Yahnis (the “Director Retirement Agreements”).

The Director Retirement Agreements were amended solely to reduce the benefit amount for each director, except for Mr. Spivey, from $9,000 for each year of service to $1,351 for each year of service. Director Spivey amended his Director Retirement Agreement to reduce his annual benefit amount from $11,797 to $1,180. Mr. Spivey is the only director already receiving payments under a Director Retirement Agreement. The amendments were made effective as of December 30, 2009.

The foregoing summary of the amendments to the Director Retirement Agreements is qualified in its entirety by reference to the provisions of the amendments. A form of the amendment to the Director Retirement Agreements for each the directors other than Mr. Spivey is attached hereto as Exhibit 10.2 and incorporated herein by reference, and the amendment to the Director Retirement Agreement for Mr. Spivey is attached hereto as Exhibit 10.3 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description

10.1	Form of Second Amendment to the Amended and Restated Salary Continuation Agreement.
10.2	Form of Second Amendment to the Amended and Restated Director Retirement Agreement.
10.3	Second Amendment to the Amended and Restated Director Retirement Agreement with B. Larkin Spivey, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC.

By: /s/ Gary S. Austin
Name: Gary S. Austin
Title: Chief Financial Officer

Dated: January 6, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Second Amendment to the Amended and Restated Salary Continuation Agreement.
10.2	Form of Second Amendment to the Amended and Restated Director Retirement Agreement.
10.3	Second Amendment to the Amended and Restated Director Retirement Agreement with B. Larkin Spivey, Jr.